UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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OLIN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following press release was published by Olin Corporation on February 24, 2020.

Olin Issues Statement Regarding Schedule 13D Filing

Confirms Receipt of Director Nominations from Sachem Head; Olin Shareholders Not Required to Take Action at This Time

CLAYTON, Mo., February 24 – Olin Corporation (NYSE: OLN) (“Olin” or the “Company”) today confirmed that Sachem Head Capital Management LP (“Sachem Head”) has submitted a notice of its intent to nominate four candidates for election to the Olin Board of Directors (the “Board”) at the Company’s 2020 Annual Meeting of Shareholders. The Company issued the following statement in response to the Schedule 13D filed today with the U.S. Securities and Exchange Commission by Sachem Head:

The Olin Board of Directors and management team maintain regular and open communication with our shareholders, and we value input that may advance our shared goal of enhancing value. The Company has been in discussions with Sachem Head, and we plan to continue these discussions.

Olin’s Board and management team have been, and remain committed to, acting in the best interests of the Company and all Olin shareholders, and, from this perspective, the Olin Board together with its Directors and Corporate Governance Committee will review and consider Sachem Head’s proposed nominees.

The Olin Board will present its recommendation regarding director nominees in the Company’s proxy statement to be filed with the U.S. Securities and Exchange Commission and delivered to all shareholders eligible to vote at Olin’s 2020 Annual Meeting of Shareholders. The date of Olin’s 2020 Annual Meeting of Shareholders has not yet been announced, and no shareholder action is required at this time.

IMPORTANT INFORMATION

In connection with the forthcoming solicitation of proxies from shareholders in respect of Olin’s 2020 Annual Meeting of Shareholders, Olin will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “proxy statement”), containing a form of white proxy card. Olin, its directors, its director nominees and certain of its executive officers and employees will be participants in the solicitation of proxies from shareholders in respect of the 2020 Annual Meeting of Shareholders. Information regarding the names of Olin’s directors, director nominees and certain of its executive officers and employees and their respective interests in the Company by security holdings or otherwise will be set forth in the proxy statement. Details concerning the nominees of Olin’s Board of Directors for election at the 2020 Annual Meeting of Shareholders will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING OLIN’S PROXY STATEMENT AND ANY AMENDMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT OLIN. Shareholders may obtain free copies of the proxy statement and other relevant documents that Olin files with the SEC on Olin’s website at https://www.olin.com/investors/financials-filings/annual-reports-proxy or from the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which the Company and its various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

The Company has used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “project,” “estimate,” “forecast,” “optimistic,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond the Company’s control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

The risks, uncertainties and assumptions involved in the Company’s forward-looking statements, many of which are discussed in more detail in the Company’s filings with the SEC, including without limitation the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, include, but are not limited to, the following:

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sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us, such as ammunition, vinyls, urethanes, and pulp and paper, and the migration by United States customers to foreign locations;

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the cyclical nature of the Company’s operating results, particularly declines in average selling prices in the chlor alkali industry and the supply/demand balance for the Company’s products, including the impact of excess industry capacity or an imbalance in demand for the Company’s chlor alkali products;

●	the Company’s reliance on a limited number of suppliers for specified feedstock and services and its reliance on third-party transportation;

●	higher-than-expected raw material, energy, transportation, and/or logistics costs;

●	failure to control costs or to achieve targeted cost reductions;

●	new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities;

●	the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards;

●	complications resulting from the Company’s multiple enterprise resource planning systems and the conversion to a new system;

●	changes in, or failure to comply with, legislation or government regulations or policies;

●	the failure or an interruption of the Company’s information technology systems;

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economic and industry downturns that result in diminished product demand and excess manufacturing capacity in any of the Company’s segments and that, in many cases, result in lower selling prices and profits;

●	the effects of any declines in global equity markets on asset values and any declines in interest rates used to value the liabilities in the Company’s pension plan;

●	unexpected litigation outcomes;

●	adverse changes in international markets, including economic, political or regulatory changes;

●	weak industry conditions affecting the Company’s ability to comply with the financial maintenance covenants in the Company’s senior credit facility;

●	failure to attract, retain and motivate key employees;

●	the Company’s substantial amount of indebtedness and significant debt service obligations;

●	costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings;

●	the Company’s long range plan assumptions not being realized causing a non-cash impairment charge of long-lived assets; and

●	adverse conditions in the credit and capital markets, limiting or preventing the Company’s ability to borrow or raise capital.

All of the Company’s forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to the Company or that the Company considers immaterial could affect the accuracy of its forward-looking statements.

COMPANY DESCRIPTION

Olin Corporation is a leading vertically-integrated global manufacturer and distributor of chemical products and a leading U.S. manufacturer of ammunition. The chemical products produced include chlorine and caustic soda, vinyls, epoxies, chlorinated organics, bleach and hydrochloric acid. Winchester’s principal manufacturing facilities produce and distribute sporting ammunition, law enforcement ammunition, reloading components, small caliber military ammunition and components, and industrial cartridges.

Visit www.olin.com for more information on Olin.

CONTACTS

InvestorRelations@Olin.com
314-719-1755